UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 Commission file number	62-0474417 (I.R.S. Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Tennessee Valley Authority (“TVA” or the “Company”) makes this Amendment No. 1 to its Current Report on Form 8-K dated September 27, 2007, and filed with the Securities and Exchange Commission on October 2, 2007, to report that (1) in accordance with the recommendation of the Audit and Ethics Committee of the TVA Board of Directors (the “Board”), the Board at its September 27, 2007 meeting dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company upon completion of PwC’s procedures on the financial statements of the Company as of and for the fiscal year ended September 30, 2007, and on the Form 10-K for the fiscal year ended September 30, 2007, (2) PwC completed such procedures on the Company’s financial statements and Form 10-K for the fiscal year ended September 30, 2007, (3) the Company filed its Annual Report on Form 10-K (“10-K”) on December 12, 2007, and (4) as a result of the foregoing, the Company’s dismissal of PwC as its independent registered public accounting firm became effective with the filing of the 10-K on December 12, 2007.  In accordance with the Board’s September 27, 2007 approval of the Audit and Ethics Committee’s recommendation, Ernst & Young LLP (“Ernst & Young”) will serve as the Company’s independent registered public accounting firm beginning on December 12, 2007.

PwC’s reports on the financial statements of the Company as of and for the fiscal years ended September 30, 2007, and 2006, did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle.  During the fiscal years ended September 30, 2007, and 2006, and through December 12, 2007, there were no disagreements with PwC concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years.

During the fiscal years ended September 30, 2007, and 2006, and through December 12, 2007, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K except for (1) a material weakness in internal controls related to the Company’s end use billing arrangements with wholesale power customers and (2) a material weakness related to controls over the completeness, accuracy, and authorization of the Company’s property, plant, and equipment transactions and balances; the calculation of the allowance for funds used during construction; and the review of construction work in progress accounts for proper closure to completed plant assets.  As discussed in Part II, Item 9A, Controls and Procedures, of the 10-K filed on December 12, 2007, the Company has determined that these issues have been remediated.

The Company has authorized PwC to respond fully to the inquiries of Ernst & Young concerning the subject matter of each of the two material weaknesses described above.

The Company has provided a copy of the disclosures made in this Form 8-K/A related to PwC and has requested PwC to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with these disclosures.  A copy of PwC’s letter, dated December 18, 2007, is attached as Exhibit 16.2 to this Form 8-K/A.

(2)

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.2	Letter from PwC to the Securities and Exchange Commission dated December 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Tennessee Valley Authority
   (Registrant)

Date: December 18, 2007                                              /s/ Kimberly S. Greene
Kimberly S. Greene
Chief Financial Officer and Executive VicePresident, Financial Services

(3)

EXHIBIT INDEX

This exhibit is filed pursuant to Item 4.01.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.2	Letter from PwC to the Securities and Exchange Commission dated December 18, 2007

(4)